                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 1, 1996
                                                 --------------------



                          Jack Carl/312-Futures, Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware                       0-15187                  36-3399452
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


  200 West Adams Street, Chicago, Illinois                          60606
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (312) 407-5726
                                                   ------------------


                                Not Applicable
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        (Former name or former address, if changed since last report.)
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  Item 6.  Resignation of Registrant's Directors
           -------------------------------------

       The Resigtrant received notification that Philip A. Tanzar resigned as a Director of the Registrant effective October 1, 1996.

                                      -2-
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  Item 7.   Financial Statements, ProForma Financial Information
            ----------------------------------------------------
            and Exhibits
            ------------

       (c)  Exhibits

       The following exhibit is filed as part of this Current Report.

            17.2 Letter of resignation, dated September, 24, 1996, from Philip A. Tanzar.

                                      -3-
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                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                JACK CARL/312-FUTURES, INC.
                                ---------------------------------
                                           (Registrant)



  Date: October 3, 1996



                                By:   /S/ ALLYSON D. LAACKMAN
                                      -----------------------------
                                      Allyson D. Laackman
                                      Chief Financial Officer